Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
1. Summary of Significant Accounting Policies
Basis of presentation
These consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (or GAAP). They include the accounts of Teekay Corporation (or Teekay), which is incorporated under the laws of the Republic of the Marshall Islands, its wholly-owned or controlled subsidiaries and any variable interest entities (or VIEs) of which Teekay is the primary beneficiary (collectively, the Company).

The preparation of these consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates. Significant intercompany balances and transactions have been eliminated upon consolidation.

Certain of Teekay’s significant non-wholly-owned subsidiaries are consolidated in these financial statements even though Teekay owns less than a 50% ownership interest in the subsidiaries. These significant subsidiaries include the following publicly traded subsidiaries: Teekay LNG Partners L.P. (or Teekay LNG Partners) (now known as Seapeak LLC (or Seapeak)) and Teekay Tankers Ltd. (or Teekay Tankers). As of December 31, 2021, Teekay owned a 42.4% interest in Seapeak (2020 – 42.4%), including common units and its general partner interest, and 29.8% of the capital stock of Teekay Tankers (2020 – 28.6%), including Teekay Tankers’ outstanding shares of Class B common stock, which entitle the holders to five votes per share, subject to a 49% aggregate Class B Common Stock voting power maximum. Teekay maintains control of Teekay Tankers through its ownership of a sufficient number of Class A common shares and Class B common shares, which provide increased voting rights, to maintain a majority voting interest in Teekay Tankers and thus consolidates this subsidiary. Prior to January 13, 2022 (see below), Teekay maintained control of Teekay LNG Partners by virtue of its 100% ownership interest in the general partner of Teekay LNG Partners, which was a publicly-traded partnership.

Effective on February 25, 2022, Teekay LNG Partners L.P. converted from a limited partnership formed under the laws of the Republic of the Marshall Islands into a limited liability company formed under the laws of the Republic of the Marshall Islands, and changed its name from “Teekay LNG Partners L.P.” to “Seapeak LLC”.

On October 4, 2021, Teekay LNG Partners (now known as Seapeak LLC) and Stonepeak, together with affiliates, entered into an agreement and plan of merger pursuant to which Stonepeak would acquire Teekay LNG Partners. In connection with the merger, the Company agreed to sell its general partner interest in Teekay LNG Partners, all of its common units in Teekay LNG Partners and certain subsidiaries which collectively contain the shore-based management operations of Teekay LNG Partners and certain of Teekay LNG Partners’ joint ventures (collectively the Teekay Gas Business). The transactions closed on January 13, 2022 (see Note 24). The presentation of certain information in these consolidated financial statements reflects that the Teekay Gas Business is a discontinued operation of the Company. See Note 23 – Discontinued Operations for further information.

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (or COVID-19) a pandemic. Given the dynamic nature of these circumstances, the full extent to which the COVID-19 global pandemic may have direct or indirect impact on the Company's business and the related financial reporting implications cannot be reasonably estimated at this time, although it could materially affect the Company's business, results of operations and financial condition in the future. COVID-19 has resulted and may continue to result in a significant decline in global demand for oil. As the Company's business includes the transportation of crude oil and refined petroleum products on behalf of customers, any significant decrease in demand for the cargo the Company transports could adversely affect demand for the Company's vessels and services. Spot tanker rates have come under pressure since mid-May 2020 as a result of record OPEC+ oil production cuts and lower production from other oil producing countries, which reduced crude exports, and the unwinding of floating storage and the delivery of newbuilding vessels to the world tanker fleet. COVID-19 has also been a contributing factor to the decline in short-term tanker charter rates and to an increase in certain crewing-related costs, which has had an impact on the Company's cash flows. During the year ended December 31, 2021, excluding vessels held by the Teekay Gas Business (see Note 23), COVID-19 was a contributing factor to the write-down of certain tankers of Teekay Tankers (2020 - certain tankers of Teekay Tankers and one floating production storage and offloading (or FPSO) unit of Teekay Parent), as described in Note 18 - (Write-down) and Gain (Loss) on Sale of Assets. COVID-19 was also a contributing factor to the reduction in certain tax accruals during the year ended December 31, 2020, as described in Note 21 - Income Tax Recovery (Expense).

Where Teekay’s ownership interest in a consolidated subsidiary is less than 100%, the non-controlling interests’ share of these non-wholly-owned subsidiaries is reported in the Company’s consolidated balance sheets as a separate component of equity. The non-controlling interests’ share of the net income of these non-wholly-owned subsidiaries is reported in the Company’s consolidated statements of (loss) income as a deduction from the Company’s net (loss) income to arrive at net income (loss) attributable to the shareholders of Teekay.

The basis for attributing net income or loss of each non-wholly-owned subsidiary to the controlling interest and the non-controlling interests (with the exception of Seapeak until May 11, 2020, when Teekay and Seapeak agreed to eliminate all of Seapeak's incentive distribution rights) is based on the relative ownership interests of the non-controlling interests compared to the controlling interest (Teekay), which is consistent with how dividends and distributions were paid or were payable for these non-wholly-owned subsidiaries. In periods when vessels are sold by Seapeak or Teekay Tankers that were previously purchased from wholly-owned subsidiaries of Teekay, the amount of the gain or loss from sale allocated to the controlling interest and non-controlling interest is adjusted to reflect the non-controlling interest’s share of the deferred gain or loss that was incurred when Teekay previously sold these vessels from its wholly-owned subsidiaries to its non-wholly-owned subsidiaries Seapeak or Teekay Tankers. As reflected in the table below, during 2019, such vessel sales by Seapeak resulted in a (decrease) increase in net income (loss) of Seapeak attributable to the non-controlling interest (controlling interest) by ($7.5) million. Also reflected in the table below, during 2019, 2020 and 2021, such vessel sales by Teekay Tankers resulted in increases (decreases) in net income (loss) of Teekay Tankers attributable to the non-controlling interest (controlling interest) by $18.4 million, $43.2 million and ($1.8) million, respectively.
Prior to its conversion to a limited liability company in February 2022, Seapeak had limited partners and a general partner. Seapeak's general partner was wholly-owned by Teekay until January 13, 2022. Seapeak's limited partners held common units and preferred units. For each quarterly period, the method of attributing Seapeak’s net income (loss) of that period to the non-controlling interests of Seapeak begins by attributing net income (loss) of Seapeak to the non-controlling interests which hold 100% of the preferred units of Seapeak based on the amount of preferred unit distributions declared for the quarterly period.

Until May 11, 2020, when Teekay and Seapeak agreed to eliminate all of Seapeak's incentive distribution rights, the remaining net income (loss) to be attributed to the controlling interest and the non-controlling interests of Seapeak was then divided into two components. The first component consisted of the cash distribution that Seapeak would declare and pay to limited and general partners for that quarterly period (or the Distributed Earnings). The second component consisted of the difference between (a) the net income (loss) of Seapeak that was available to be allocated to the common unitholders and the general partner and (b) the amount of the first component cash distribution (or the Undistributed Earnings). The portion of the Distributed Earnings that was allocated to the non-controlling interests was the amount of the cash distribution that Seapeak would declare and pay to the non-controlling interests for that quarterly period. The portion of the Undistributed Earnings that was allocated to the non-controlling interests was based on the relative ownership percentages of the non-controlling interests of Seapeak compared to the controlling interest. The controlling interests included both limited partner common units and the general partner interest.

The total net income (loss) of Teekay’s consolidated partially-owned entities and the attribution of that net income (loss) to controlling and non-controlling interests is as follows:

	Net (loss) income attributable to non-controlling interests					Controlling Interest			Net income (loss) of consolidated partially-owned entities (1)
	Non-public partially-owned subsidiaries	Preferred unit-holders	Distri- buted Earnings	Undistri- buted Earnings (Loss)	Total Non-Controlling Interest	Distri- buted Earnings	Undistri- buted Earnings (Loss)	Total Controlling Interest (Teekay)
Seapeak (2)	12,900	25,702	—	125,016	163,618	—	91,930	91,930	255,548
Teekay Tankers	—	—	—	(174,787)	(174,787)	—	(67,585)	(67,585)	(242,372)
Other entities and eliminations	—	—	—	—	(5)
For the Year Ended December 31, 2021	12,900	25,702	—	(49,771)	(11,174)
Seapeak (2)	9,955	25,702	—	32,816	68,473	—	28,839	28,839	97,312
Teekay Tankers	—	—	—	105,455	105,455	—	(18,138)	(18,138)	87,317
Other entities and eliminations	—	—	—	—	(13)
For the Year End December 31, 2020	9,955	25,702	—	138,271	173,915
Seapeak (2)	11,814	25,702	40,138	36,007	113,661	20,368	30,575	50,943	164,604
Teekay Tankers	—	—	—	47,887	47,887	—	(6,525)	(6,525)	41,362
Other entities and eliminations	—	—	—	—	43
For the Year Ended December 31, 2019	11,814	25,702	40,138	83,894	161,591
(1)Includes earnings attributable to common and preferred shares.
(2)Seapeak forms part of discontinued operations as at December 31, 2021.

When Teekay’s non-wholly-owned subsidiaries declare dividends or distributions to their owners or require all of their owners to contribute capital to the non-wholly-owned subsidiaries, such amounts are paid to, or received from, each of the owners of the non-wholly-owned subsidiaries based on the relative ownership interests in the non-wholly-owned subsidiary. As such, any dividends or distributions paid to, or capital contributions received from, the non-controlling interests are reflected as a reduction (dividends or distributions) or an increase (capital contributions) in non-controlling interest in the Company’s consolidated balance sheets.

When Teekay’s non-wholly-owned subsidiaries issue additional equity interests to non-controlling interests, Teekay is effectively selling a portion of the non-wholly-owned subsidiaries. Consequently, the proceeds received by the subsidiaries from their issuance of additional equity interests are allocated between non-controlling interests and retained earnings in the Company’s consolidated balance sheets. The portion allocated to non-controlling interests on the Company’s consolidated balance sheets consists of the carrying value of the portion of the non-wholly-owned subsidiary that is effectively disposed of, with the remaining amount attributable to the controlling interests, which consists of the Company’s dilution gain or loss that is reflected in retained earnings.
Foreign currency
The consolidated financial statements are stated in U.S. Dollars and the functional currency of the Company is the U.S. Dollar. Transactions involving other currencies during the year are converted into U.S. Dollars using the exchange rates in effect at the time of the transactions. At the balance sheet date, monetary assets and liabilities that are denominated in currencies other than the U.S. Dollar are translated to reflect the year-end exchange rates. Resulting gains or losses are reflected in foreign exchange loss in the accompanying consolidated statements of (loss) income.
Revenues

The Company's FPSO contracts, time charters and voyage charters include both a lease component, consisting of the lease of the vessel, and a non-lease component, consisting of the operation of the vessel for the customer. The Company has elected not to separate the non-lease component from the lease component for all such charters where the lease component is classified as an operating lease and certain other required criteria are met, and to account for the combined component as an operating lease. Time-charter contracts accounted for as direct financing leases and sales type leases contain both a lease component (lease of the vessel) and a non-lease component (operation of the vessel). The Company has allocated the contract consideration between the lease component and non-lease component on a relative standalone selling price basis. The standalone selling price of the non-lease component has been determined using a cost-plus approach, whereby the Company estimates the cost to operate the vessel using cost benchmarking studies prepared by a third party, when available, or internal estimates when not available, plus a profit margin. The standalone selling price of the lease component has been determined using an adjusted market approach, whereby the Company calculates a rate excluding the operating component based on a market time-charter rate from published broker estimates, when available, or internal estimates when not available. Given that there are no observable standalone selling prices for either of these two components, judgment is required in determining the standalone selling price of each component.

FPSO contracts and time charters

Revenues from FPSO contracts and time charters accounted for as operating leases are recognized by the Company on a straight-line basis daily over the term of the contract. If collectability of the receipts from these contracts accounted for as operating leases is not probable, revenue that would have otherwise been recognized is limited to the amount collected from the charterer.

Upon commencement of an FPSO contract or time charter accounted for as a sales-type lease or direct financing lease, the carrying value of the vessel is derecognized and the net investment in the lease is recognized, based on the fair value of the vessel. For direct financing leases and sales-type leases, the lease element of time charter hire receipts is allocated to the lease receivable and revenues over the term of the lease using the effective interest rate method. The non-lease element of receipts is recognized by the Company on a straight-line basis daily over the term of the contract. Drydock cost reimbursements allocable to the non-lease element of a time-charter are recognized on a straight-line basis over the period between the previous scheduled dry dock and the next scheduled dry dock. In addition, if collectability of non-lease receipts of payments from a customer is not probable, any such receipts are recognized as a liability unless the receipts are non-refundable and either the contract has been terminated or the Company has no remaining performance obligations.

The Company does not recognize revenues during days that the vessel is off-hire. When the FPSO contract or time charter contains a profit-sharing agreement, drydock cost reimbursements for time charters accounted for as operating leases, or other variable consideration, including performance-based metrics such as production tariffs and other operational performance measures, the Company recognizes this revenue in the period in which the changes in facts and circumstances on which the variable charter hire payments are based occur. In addition, performance based revenue based on a multi-period performance-based metric that is allocable to non-lease services provided is estimated and to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved and recognize such estimate of revenue over the performance period. Where the charterer is responsible for the operation of the vessel, the Company offsets any vessel operating expenses it incurs against reimbursements from the charterer.

Voyage charters

Revenues from voyage charters are recognized on a proportionate performance method. The Company uses a discharge-to-discharge basis in determining proportionate performance for all spot voyages that contain a lease and a load-to-discharge basis in determining proportionate performance for all spot voyages that do not contain a lease. The Company does not begin recognizing revenue until a charter has been agreed to by the customer and the Company, even if the vessel has discharged its cargo and is sailing to the anticipated load port on its next voyage. Revenues from the Company’s vessels performing voyage charters subject to revenue sharing agreements (or RSAs) follow the same revenue recognition policy as voyage charters not subject to RSAs. The difference between the net revenue earned by a vessel of the Company performing voyage charters subject to RSAs and its allocated share of the aggregate net contribution is reflected within voyage expenses. The consolidated balance sheets reflect in accrued revenue the accrued portion of revenues for those voyages that commence prior to the balance sheet date and complete after the balance sheet date, and reflect in deferred revenues or other long-term liabilities the deferred portion of revenues which will be earned in subsequent periods.

Management fees and other
Revenues are also earned from the management of third-party vessels and an LNG terminal in Bahrain, in which Seapeak has a 30% interest. The Company recognizes fixed revenue on a straight-line basis over the duration of the management contract and variable revenue, such as monthly commissions, in the month they are earned. The Company presents the reimbursement of expenditures it incurs to provide the promised goods or services as revenue, if it controls such goods or services before they are transferred to the customer, and presents such reimbursement of expenditures as an offset against the expenditures, if the Company does not control the goods or services before they are transferred to the customer.
Operating expenses
Voyage expenses are all expenses unique to a particular voyage, including fuel expenses, port fees, cargo loading and unloading expenses, canal tolls, agency fees and commissions. In addition, the difference between the net revenue earned by a vessel of the Company performing voyage charters subject to an RSA and its allocated share of the aggregate net contribution is reflected within voyage expenses. The Company, as shipowner, pays voyage expenses under voyage charters. The Company’s customers pay voyage expenses under time charters, except when the vessel is off-hire during the term of a time charter in which case the Company pays voyage expenses.
Vessel operating expenses include crewing, ship management services, repairs and maintenance, insurance, stores, lube oils and communication expenses.

Voyage expenses and vessel operating expenses are recognized when incurred, except when the Company incurs pre-operational costs related to the repositioning of a vessel that relates directly to a specific customer contract, that generates or enhances resources of the Company that will be used in satisfying performance obligations in the future, whereby such costs are expected to be recovered via the customer contract. In this case, such costs are deferred and amortized over the duration of the customer contract.
Cash and cash equivalents
The Company classifies all highly liquid investments with an original maturity date of three months or less as cash and cash equivalents.
Restricted cash
The Company maintains restricted cash deposits relating to certain term loans, collateral for derivatives, project tenders, leasing arrangements, amounts received from charterers to be used only for dry-docking expenditures and emergency repairs and other obligations.
Accounts receivable and other loan receivables
Accounts receivable are recorded at the invoiced amount and do not bear interest. The consolidated balance sheets reflect in accounts receivable, any amounts where the right to consideration is conditioned upon the passage of time, and, in accrued revenue, any accrued revenue where the right to consideration is conditioned upon something other than the passage of time.
The Company’s advances to equity-accounted for investments and any other investments in loan receivables are recorded at cost.
Vessels and equipment
All pre-delivery costs incurred during the construction of newbuildings, including interest, supervision and technical costs, are capitalized. The acquisition cost and all costs incurred to restore used vessels purchased by the Company to the standard required to properly service the Company’s customers are capitalized.

Vessel capital modifications include the addition of new equipment or certain modifications to the vessel that are aimed at improving or increasing the operational efficiency and functionality of the asset. This type of expenditure is capitalized and depreciated over the estimated useful life of the modification. Expenditures covering recurring routine repairs and maintenance are expensed as incurred.

Depreciation is calculated on a straight-line basis over a vessel’s estimated useful life, less an estimated residual value. Depreciation is calculated using an estimated useful life of 25 years for tankers carrying crude oil and refined product, commencing the date the vessel is delivered from the shipyard, or a shorter period if regulations prevent the Company from operating the vessels for 25 years. Depreciation of vessels and equipment, excluding amortization of dry-docking expenditures, for the years ended December 31, 2021, 2020 and 2019 aggregated $78.5 million, $102.5 million and $124.8 million, respectively. Depreciation includes depreciation of all owned vessels and amortization of vessels accounted for as finance leases.

Generally, the Company dry docks each oil tanker every two and a half years to five years. FPSO units are generally not dry docked and maintenance is performed on these units while at sea. The Company capitalizes certain costs incurred during dry docking and amortizes those costs on a straight-line basis from the completion of a dry docking to the estimated completion of the next dry docking. The Company includes in capitalized dry-docking costs those costs incurred as part of the dry docking to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during dry docking, and for annual class survey costs on the Company’s FPSO units.

The following table summarizes the change in the Company’s capitalized dry-docking costs from January 1, 2019 to December 31, 2021:

	Year Ended December 31,
	2021 $	2020 $	2019 $
Balance at the beginning of the year	67,527	71,807	56,019
Costs incurred for dry dockings	23,042	28,546	45,371
Dry-dock amortization	(27,123)	(27,851)	(26,682)
Write-down / sales of vessels	(532)	(4,975)	(2,901)
Balance at the end of the year	62,914	67,527	71,807

Vessels and equipment that are intended to be held and used in the Company's business are assessed for impairment when events or circumstances indicate the carrying value of the asset may not be recoverable. If the asset’s net carrying value exceeds the estimated net undiscounted cash flows expected to be generated over its remaining useful life, and the fair value of the asset is less than its carrying value, the carrying value of the asset is reduced to its estimated fair value. The estimated fair value for the Company’s impaired vessels is determined using discounted cash flows or appraised values. In cases where an active second-hand sale and purchase market does not exist, or in certain other cases, the Company uses a discounted cash flow approach to estimate the fair value of an impaired vessel. In cases where an active second-hand sale and purchase market exists, an appraised value is used to estimate the fair value of an impaired vessel. An appraised value is generally the amount the Company would expect to receive if it were to sell the vessel. Such appraisal is based on second-hand sale and purchase data, and other information provided by third parties.

Vessels and equipment that are “held for sale” are measured at the lower of their carrying amount or fair value less costs to sell and are not depreciated while classified as held for sale. Interest and other expenses and related liabilities attributable to vessels and equipment classified as held for sale continue to be recognized as incurred.
Equity-accounted investments
The Company’s investments in certain joint ventures and other partially-owned entities in which the Company does not control the entity but has the ability to exercise significant influence over the operating and financial policies of the entity are accounted for using the equity method of accounting. Under the equity method of accounting, investments are stated at initial cost and are adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its equity-accounted for investments for impairment when events or circumstances indicate that the carrying value of such investments may have experienced an other-than-temporary decline in value below its carrying value. If an equity-accounted for investment experiences an other-than-temporary decline in value and if the estimated fair value is less than the carrying value, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the Company's consolidated statements of (loss) income.
Debt issuance costs
Debt issuance costs related to a recognized debt liability, including fees, commissions and legal expenses, are deferred and presented as a direct reduction from the carrying amount of that debt liability and amortized on an effective interest rate method over the term of the relevant loan. Debt issuance costs which are not attributable to a specific debt liability or where the debt issuance costs exceed the carrying value of the related debt liability (primarily undrawn revolving credit facilities) are deferred and presented as non-current assets in the Company's consolidated balance sheets. Amortization of debt issuance costs is included in interest expense in the Company's consolidated statements of (loss) income.

Fees paid to substantially amend a non-revolving credit facility are associated with the extinguishment of the old debt instrument and included in determining the debt extinguishment gain or loss to be recognized. Other costs incurred with third parties directly related to the extinguishment are deferred and presented as a direct reduction from the carrying amount of the replacement debt instrument and amortized using the effective interest rate method. In addition, any unamortized debt issuance costs associated with the old debt instrument are written off. If the amendment is considered not to be a substantial amendment, then the fees would be associated with the replacement or modified debt instrument and, along with any existing unamortized premium, discount and unamortized debt issuance costs, would be amortized as an adjustment of interest expense over the remaining term of the replacement or modified debt instrument using the effective interest method. Other related costs incurred with third parties directly related to the modification, other than the loan amendment fee, are expensed as incurred.

Fees paid to amend a revolving credit facility are deferred and amortized over the term of the modified revolving credit facility. If the borrowing capacity of the revolving credit facility increases as a result of the amendment, unamortized debt issuance costs of the original revolving credit facility are amortized over the remaining term of the modified revolving credit facility. If the borrowing capacity of the revolving credit facility decreases as a result of the amendment, a proportionate amount, based on the reduction in borrowing capacity, of the unamortized debt issuance costs of the original revolving credit facility are written off and the remaining amount is amortized over the remaining term of the modified revolving credit facility.

Credit losses

The Company utilizes a lifetime expected credit loss measurement objective for the recognition of credit losses for net investments in direct financing and sales-type leases, loans to equity accounted joint ventures, guarantees of secured loan facilities of equity-accounted joint ventures, non-operating lease accounts receivable, contract assets and other receivables at the time the financial asset is originated or acquired. The expected credit losses are subsequently adjusted each period for changes in expected lifetime credit losses. The Company discontinues accrual of interest on financial assets if collection of required payments is no longer probable, and in those situations, recognizes payments received on non-accrual assets on a cash basis method, until collection of required payments becomes probable. The Company considers a financial asset to be past due when payment is not made with 30 days of it being owed, assuming there is no dispute or other uncertainty regarding the amount owing.

Expected credit loss provisions are presented on the consolidated balance sheets as a reduction to the carrying value of the related financial asset and as an other long-term liability for expected credit loss provisions that relate to guarantees of secured loan facilities of equity-accounted joint ventures. Changes in expected credit loss provisions are presented within other loss within the consolidated statements of (loss) income.

Prior to the adoption of Accounting Standards Update ASU 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments (or ASU 2016-13) on January 1, 2020, the Company:

•recognized an allowance for doubtful accounts consisting of the Company’s best estimate of the amount of probable credit losses in existing accounts receivable. The Company determined the allowance based on historical write-off experience and customer economic data. The Company reviewed the allowance for doubtful accounts regularly and past due balances were reviewed for collectability. Account balances were charged off against the allowance when the Company believed that the receivable would not be recovered.

•analyzed its loans for collectability during each reporting period. A loan loss provision was recognized when, based on current information and events, it was probable that the Company would be unable to collect all amounts due according to the contractual terms of the loan agreement. Factors the Company considered in determining if a loan loss provision was required included, among other things, an assessment of the financial condition of the debtor, payment history of the debtor, general economic conditions, the credit rating of the debtor (when available) any information provided by the debtor regarding its ability to repay the loan and the fair value of the underlying collateral. When a loan loss provision was recognized, the Company measured the amount of the loss provision based on the present value of expected future cash flows discounted at the loan’s effective interest rate and recognized the resulting loss in the consolidated statements of (loss)
income. The carrying value of the loan was adjusted each subsequent reporting period to reflect any changes in the present value of expected future cash flows.

For charter contracts being accounted for as operating leases, if the remaining lease payments are no longer probable of being collected, any unpaid accounts receivable and any accrued revenue will be reversed against revenue and any subsequent payments will be recognized as revenue when collected until such time that the remaining lease payments are probable of being collected.

Derivative instruments

All derivative instruments are initially recorded at fair value as either assets or liabilities in the accompanying consolidated balance sheets and subsequently remeasured to fair value each period end, regardless of the purpose or intent for holding the derivative. The method of recognizing the resulting gain or loss is dependent on whether the derivative contract is designed to hedge a specific risk and whether the contract qualifies for hedge accounting. The Company does not apply hedge accounting to its derivative instruments, except for certain types of interest rate swaps designated as cash flow hedges, which are included in discontinued operations.

When a derivative is designated as a cash flow hedge, the Company formally documents the relationship between the derivative and the hedged item. This documentation includes the strategy and risk management objective for undertaking the hedge and the method that will be used to assess the effectiveness of the hedge. Any gains and losses on the derivative that are excluded from the assessment of hedge effectiveness are recognized immediately in earnings. The Company does not apply hedge accounting if it is determined that the hedge is not effective or will no longer be effective, the derivative is sold or exercised, or the hedged item is sold, repaid or no longer probable of occurring.

For derivative financial instruments designated and qualifying as cash flow hedges, changes in the fair value of the derivative financial instruments are initially recorded as a component of accumulated other comprehensive loss in total equity. In the periods when the hedged items affect earnings, the associated fair value changes on the hedging derivatives are transferred from total equity to the corresponding earnings line item (e.g. interest expense) in the Company's consolidated statements of (loss) income. If a cash flow hedge is terminated or de-designated and the originally hedged item is still considered probable of occurring, the gains and losses initially recognized in total equity remain there until the hedged item impacts earnings, at which point they are transferred to the corresponding earnings line item in the Company's consolidated statements of (loss) income. If the hedged items are no longer probable of occurring, amounts recognized in total equity are immediately transferred to the corresponding earnings line item in the Company's consolidated statements of (loss) income.

For derivative financial instruments that are not designated or that do not qualify as hedges under Financial Accounting Standards Board (or FASB) Accounting Standards Codification (or ASC) 815, Derivatives and Hedging, changes in the fair value of the derivative financial instruments are recognized in earnings. Gains and losses from the Company’s non-designated interest rate swaps related to long-term debt, non-designated bunker fuel swap contracts and forward freight agreements, and non-designated foreign currency forward contracts are recorded in realized and unrealized gains (losses) on non-designated derivative instruments in the Company's consolidated statements of (loss) income. Gains and losses from the Company’s non-designated cross currency swaps are recorded in income from discontinued operations in the Company's consolidated statements of (loss) income.
Goodwill and intangible assets
Goodwill is not amortized but is reviewed for impairment at the reporting unit level on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. A reporting unit is a component of the Company that constitutes a business for which discrete financial information is available and regularly reviewed by management. When goodwill is reviewed for impairment, the Company will measure the amount by which a reporting unit's carrying value exceeds its fair value, with the maximum impairment not to exceed the carrying value of goodwill. Alternatively, the Company may bypass this step and use a fair value approach to identify potential goodwill impairment and, when necessary, measure the amount of impairment.

The Company uses a discounted cash flow model to determine the fair value of reporting units unless there is a readily determinable fair market value. Goodwill impairment is measured as the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying value of goodwill.

Customer-related intangible assets are amortized over the expected life of a customer contract or the expected duration that the customer relationships are estimated to contribute to the cash flows of the Company. The amount amortized each year is weighted based on the projected revenue to be earned under the contracts or projected revenue to be earned as a result of the customer relationships. Intangible assets are assessed for impairment when and if impairment indicators exist. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its fair value.
Lease obligations and right-of-use assets
For its chartered-in vessels and office leases, as of the lease commencement date, the Company recognizes a liability for its lease obligation, initially measured at the present value of lease payments not yet paid, and an asset for its right to use the underlying asset, initially measured equal to the lease liability and adjusted for lease payments made at or before lease commencement, lease incentives, and any initial direct costs. The discount rate used to determine the present value of the lease payments is the rate of interest that the Company would have to pay to borrow on a collateralized basis over a similar term for an amount equal to the lease payments in a similar economic environment. The initial recognition of the lease obligation and right-of-use asset excludes short-term leases for the Company's chartered-in vessels and office leases. Short-term leases are leases with an original term of one year or less, excluding those leases with an option to extend the lease for greater than one year or an option to purchase the underlying asset that the lessee is deemed reasonably certain to exercise. The initial recognition of this lease obligation and right-of-use asset excludes variable lease payments that are based on the usage or performance of the underlying asset and the portion of payments related to non-lease elements of vessel charters.
For those leases classified as operating leases, lease interest and right-of-use asset amortization in aggregate result in a straight-line expense profile that is presented in time charter hire expense for vessels and general and administrative expense for office leases, unless the right-of-use asset becomes impaired. For those leases classified as finance leases, the Company uses the effective interest rate method to subsequently account for the lease liability, whereby interest is recognized in interest expense in the Company's consolidated statements of (loss) income. For those leases classified as finance leases, the right-of-use asset is amortized on a straight-line basis over the remaining life of the vessel, with such amortization included in depreciation and amortization in the Company's consolidated statements of (loss) income. Variable lease payments that are based on the usage or performance of the underlying asset are recognized as an expense when incurred, unless achievement of a specified target triggers the lease payment, in which case an expense is recognized in the period when achievement of the target is considered probable.

The Company recognizes the expense from short-term leases and any non-lease components of vessels time chartered from other owners, on a straight-line basis over the firm period of the charters. The expense is included in time charter hire expense for vessel charters and general and administrative expenses for office leases.

The right-of-use asset is assessed for impairment when events or circumstances indicate the carrying amount of the asset may not be recoverable. If the right-of-use asset’s net carrying value exceeds the net undiscounted cash flows expected to be generated over its remaining useful life, the carrying amount of the right-of-use asset is reduced to its estimated fair value. The estimated fair value for the Company's impaired right-of-use assets from in-chartered vessels is determined using a discounted cash flow approach to estimate the fair value. Subsequent to an impairment, a right-of-use asset related to an operating lease is amortized on a straight-line basis over its remaining life.

The Company has determined that all of its time-charter-in contracts contain both a lease component (lease of the vessel) and a non-lease component (operation of the vessel). The Company has allocated the contract consideration between the lease component and non-lease component on a relative standalone selling price basis. The standalone selling price of the non-lease component has been determined using a cost-plus approach, whereby the Company estimates the cost to operate the vessel using cost benchmarking studies prepared by a third party, when available, or internal estimates when not available, plus a profit margin. The standalone selling price of the lease component has been determined using an adjusted market approach, whereby the Company calculates a rate excluding the operating component based on a market time-charter rate information from published broker estimates, when available, or internal estimates when not available. Given that there are no observable standalone selling prices for either of these two components, judgment is required in determining the standalone selling price of each component. The bareboat charter contracts contain only a lease component.

Vessels sold and leased back by the Company, where the Company has a fixed price repurchase obligation or other situations where the leaseback would be classified as a finance lease, are accounted for as a failed sale of the vessel. For such transactions, the Company does not derecognize the vessel sold and continues to depreciate the vessel as if it was the legal owner. Proceeds received from the sale of the vessel are recognized as an obligation related to finance lease, and bareboat charter hire payments made by the Company to the lessor are allocated between interest expense and principal repayments on the obligation related to finance lease.
Asset retirement obligation
The Company has an asset retirement obligation (or ARO) relating to the recycling of the Petrojarl Foinaven FPSO unit in accordance with EU ship recycling regulations on completion of its current contract, and the Company had an ARO relating to the subsea production facility associated with the Petrojarl Banff FPSO unit which operated in the North Sea. The obligation relating to the Petrojarl Banff FPSO unit, which was fully discharged in May 2021, generally involved the costs associated with the restoration of the environment surrounding the facility and removal and disposal of all production equipment. The ARO related to the Petrojarl Foinaven FPSO unit will be covered in part by a contractual payment to be received from the FPSO contract counterparty.

The Company records the fair value of an ARO as a liability in the period when the obligation arises. The fair value of the ARO is measured using expected future cash outflows discounted at the Company’s credit-adjusted risk-free interest rate. When the liability is recorded, the Company capitalizes the cost by increasing the carrying amount of the related equipment. Each period, the liability is increased for the change in its present value, and the capitalized cost is depreciated over the useful life of the related asset. Changes in the amount or timing of the estimated ARO are recorded as an adjustment to the related asset and liability. Please refer to Note 6 for further details of the Company's AROs.
Share-based compensation
The Company grants stock options, restricted stock units, performance share units and restricted stock awards as incentive-based compensation to certain employees and directors. The Company measures the cost of such awards using the grant date fair value of the award and recognizes that cost, net of estimated forfeitures, over the requisite service period, which generally equals the vesting period. The fair value is remeasured at the end of each reporting period for those awards that are required to be settled in cash. For stock-based compensation awards subject to graded vesting, the Company calculates the value for the award as if it was one single award with one expected life and amortizes the calculated expense for the entire award on a straight-line basis over the vesting period of the award.

Compensation cost for awards with performance conditions is recognized when it is probable that the performance condition will be achieved. The compensation cost of the Company’s stock-based compensation awards is substantially reflected in general and administrative expense. Awards that are required to be settled in cash are reflected in accrued liabilities in the Company's consolidated balance sheet.
Income taxes
The Company accounts for income taxes using the liability method. Under the liability method, deferred tax assets and liabilities are recognized for the anticipated future tax effects of temporary differences between the consolidated financial statement basis and the tax basis of the Company’s assets and liabilities using the applicable jurisdictional tax rates. A valuation allowance for deferred tax assets is recorded when it is determined that it is more likely than not that some or all of the benefit from the deferred tax asset will not be realized.
The Company recognizes the tax benefits of uncertain tax positions only if it is more-likely-than-not that a tax position taken or expected to be taken in a tax return will be sustained upon examination by the taxing authorities, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefits recognized in the Company’s consolidated financial statements from such positions are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. The Company recognizes interest and penalties related to uncertain tax positions in income tax recovery (expense) in the Company's consolidated statements of (loss) income.

The Company believes that it and its subsidiaries are not subject to income taxation under the laws of the Republic of The Marshall Islands or Bermuda, and that distributions by its subsidiaries to the Company will not be subject to any income taxes under the laws of such countries. The Company qualifies for the Section 883 exemption under U.S. federal income tax purposes, with the exception of Seapeak.
Accumulated other comprehensive loss
The following table contains the changes in the balances of each component of accumulated other comprehensive loss attributable to shareholders of Teekay for the periods presented.

	Pension Adjustments Relating to Continuing Operations $	Qualifying Cash Flow Hedging Instruments Related to Discontinued Operations $	Total $
Balance as of December 31, 2018	(3,176)	903	(2,273)
Other comprehensive loss and other	(1,153)	(20,311)	(21,464)
Balance as of December 31, 2019	(4,329)	(19,408)	(23,737)
Other comprehensive loss and other	(548)	(15,259)	(15,807)
Changes to non-controlling interest in AOCI from equity contributions	—	(9,339)	(9,339)
Balance as of December 31, 2020	(4,877)	(44,006)	(48,883)
Other comprehensive income and other	1,881	21,474	23,355
Changes to non-controlling interest in AOCI from equity contributions	—	18	18
Balance as of December 31, 2021	(2,996)	(22,514)	(25,510)
Employee pension plans
The Company has defined contribution pension plans covering the majority of its employees. Pension costs associated with the Company’s required contributions under its defined contribution pension plans are based on a percentage of employees’ salaries and are charged to earnings in the year incurred. With the exception of certain of the Company’s employees in Australia, the Company’s employees are generally eligible to participate in defined contribution plans. These plans allow for the employees to contribute a certain percentage of their base salaries into the plans. The Company matches all or a portion of the employees’ contributions, depending on how much each employee contributes. During the years ended December 31, 2021, 2020 and 2019, the amount of cost recognized for the Company’s defined contribution pension plans was $6.2 million, $7.6 million and $7.5 million, respectively.

The Company also has defined benefit pension plans (or the Benefit Plans) covering certain of its employees in Australia. The Company accrues the costs and related obligations associated with its defined benefit pension plans based on actuarial computations using the projected benefits obligation method and management’s best estimates of expected plan investment performance, salary escalation, and other relevant factors. For the purpose of calculating the expected return on plan assets, those assets are valued at fair value. The overfunded or underfunded status of the defined benefit pension plans is recognized as assets or liabilities in the consolidated balance sheets. The Company recognizes as a component of other comprehensive loss, the gains or losses that arise during a period but that are not recognized as part of net periodic benefit costs. The Company's funded status was a deficit of $0.1 million at December 31, 2021 and a deficit of $2.8 million at December 31, 2020.
Earnings (loss) per common share
The computation of basic earnings (loss) per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the exercise of all dilutive stock options and restricted stock awards using the treasury stock method. The computation of diluted loss per share does not assume such exercises. In periods with discontinued operations where potential common shares are antidilutive to earnings per share from continuing operations, such potential common shares are excluded from the calculation of diluted earnings per share - discontinued operations. Prior to January 1, 2021, the Company used the treasury stock method to determine the dilutive impact of the Company's Convertible Senior Notes (see Note 8) when calculating diluted earnings per share. Upon adoption of ASU 2020-06 - Debt - Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40) (or ASU 2020-06) on January 1, 2021, the Company changed to the if-converted method to determine any potential dilutive impact of the Convertible Senior Notes when calculating diluted earnings per share (see Note 19).
Accounting pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments (or ASU 2016-13). ASU 2016-13 introduced a new credit loss methodology, which requires earlier recognition of potential credit losses, while also providing additional transparency about credit risk. This new credit loss methodology utilizes a lifetime “expected credit loss” measurement objective for the recognition of credit losses for loans, held-to-maturity debt securities and other receivables at the time the financial asset is originated or acquired. The expected credit losses are subsequently adjusted each period for changes in expected lifetime credit losses. This methodology replaced multiple existing impairment methods under previous GAAP for these types of assets, which generally required that a loss be incurred before it was recognized.

The Company adopted this update on January 1, 2020 with a modified-retrospective approach, whereby a cumulative-effect adjustment was made to reduce equity on January 1, 2020 without any retroactive application to prior periods. The Company's net investments in direct financing and sales-type leases, advances to equity-accounted joint ventures, guarantees of indebtedness of equity-accounted joint ventures and receivables related to non-operating lease revenue arrangements are subject to ASU 2016-13. On adoption, the Company decreased the carrying value of non-current assets - discontinued operations by $53.7 million and non-controlling interest by $37.4 million, and increased accumulated deficit by $17.7 million and non-current liabilities - discontinued operations by $1.4 million. The cumulative adjustment recorded on initial adoption of this update does not reflect an increase in credit risk exposure to the Company compared to previous periods presented.

In December 2019, the FASB issued Accounting Standards Update (or ASU) 2019-12 - Income Taxes (Topic 740) Simplifying the Accounting for Income Taxes (or ASU 2019-12), as part of its initiative to reduce complexity in the accounting standards. The amendments in ASU 2019-12 eliminate certain exceptions related to the approach for intra-period tax allocation, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences, among other changes. The guidance becomes effective for annual reporting periods beginning after December 15, 2020 and interim periods within those fiscal years with early adoption permitted, including adoption in any interim period. The adoption did not have an impact on the Company's consolidated financial statements and related disclosures.
In March 2020, the FASB issued ASU 2020-04 - Reference Rate Reform (Topic 848) Facilitation of the Effects of Reference Rate Reform on Financial Reporting. This update provides optional guidance for a limited period of time to ease potential accounting impacts associated with transitioning away from reference rates that are expected to be discontinued, such as the London Interbank Offered Rate (or LIBOR). This update applies only to contracts, hedging relationships and other transactions that reference LIBOR or another reference rate expected to be discontinued. This update is effective through December 31, 2022. The Company is currently evaluating the effect of adopting this new guidance.

In August 2020, the FASB issued ASU 2020-06. This update simplified the accounting for convertible debt instruments and convertible preferred stock by reducing the number of accounting models and the number of embedded conversion features that could be recognized separately from the primary contract. This update also enhanced transparency and improved disclosures for convertible instruments and earnings per share guidance. This update is mandatory beginning January 1, 2022; however, the Company early adopted this update effective January 1, 2021 using the modified retrospective method of transition. The adoption of ASU 2020-06 has impacted the accounting for the Company’s Convertible Senior Notes due January 15, 2023 (or the Convertible Notes) whereby the existing debt and equity components have been recombined into a single component accounted for as a single liability, at its amortized cost. On adoption, the Company increased the carrying value of long-term debt by $6.3 million and decreased common stock and additional paid-in capital by $6.3 million. Adoption of ASU 2020-06 also decreased the Company's interest expense by $3.0 million for the year ended December 31, 2021, and therefore increased income from continuing operations and net income by the same amounts for this period. In addition, the adoption of ASU 2020-06 resulted in the Company having to change from the use of the treasury stock method to the if-converted method to determine the dilutive impact of the Convertible Notes when calculating diluted earnings per share attributable to shareholders of Teekay Corporation. For the year ended December 31, 2021, had the Convertible Notes been dilutive, the change to the if-converted method would have increased the Company's diluted income attributable to shareholders of Teekay Corporation by $6.4 million, increased the denominator of the diluted earnings per share calculation by 9,588,378 shares, and increased the diluted earnings per share attributable to shareholders of Teekay Corporation by $0.08 (see Note 19).